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                                                                 Exhibit 10.8


                                       GUARANTY

    This Guaranty, dated as of January 31, 1997, made by Steven Devick, an individual (the "GUARANTOR");

                                     WITNESSETH:

    WHEREAS, Platinum Entertainment, Inc., a Delaware corporation (the "BORROWER"), Bank of Montreal, individually and as Agent (said Bank of Montreal acting as such agent and any successor or successors to said Bank in such capacity being hereinafter referred to as the "AGENT") and certain lenders (such lenders which are now or which from time to time hereafter become party to the Credit Agreement being hereinafter referred to collectively as the "BANKS" and individually as a "BANK") have entered into a Credit Agreement dated as of even date herewith (such Credit Agreement as the same may from time to time be modified or amended being hereinafter referred to as the "CREDIT AGREEMENT") pursuant to which the Banks have extended credit and other financial accommodations to the Borrower (the Agent, the Banks and any security trustee or agent under the Collateral Documents being hereinafter referred to collectively as the "GUARANTEED CREDITORS" and individually as a "GUARANTEED CREDITOR"); and

    WHEREAS, Guarantor is a shareholder, chairman of the board of directors and chief executive officer of the Borrower; and

    WHEREAS, it is a condition precedent to the extension of credit by the Banks under the Credit Agreement that the Guarantor shall have executed and delivered this Guaranty and the Guarantor desires to enter into this Guaranty in order to satisfy said condition; and

    NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to the Guaranteed Creditors and hereby covenants and agrees with the Guaranteed Creditors as follows:

    NOW, THEREFORE, for and in consideration of the execution and delivery by the Banks of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

    1. The Guarantor hereby irrevocably, absolutely and unconditionally guarantees as primary obligor and not merely as surety to the Guaranteed Creditors the full and prompt payment to the Banks at maturity (whether by lapse of time, acceleration or otherwise) and at all times thereafter of the principal of and interest and premium on the Term Credit Notes issued by the Borrower under the Credit Agreement and any and all notes issued in extension


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or renewal thereof or in substitution or replacement therefor (the "GUARANTEED
OBLIGATIONS"). Notwithstanding anything herein to the contrary, no demand may be made on the Guarantor to honor his obligations under this Guaranty unless and until a Payment Default (as hereinafter defined) has occurred and is continuing on July 31, 1997. The payment by the Guarantor of any amount or amounts due the Guaranteed Creditors hereunder shall be made in the same currency and funds in which the underlying Guaranteed Obligations are payable. The Guarantor further agrees to pay all reasonable expenses, legal or otherwise (including court costs and legal counsel's fees), paid or incurred by any of the Guaranteed Creditors in endeavoring to collect the Guaranteed Obligations or in preserving, protecting or realizing on the collateral security therefor or in endeavoring to enforce or protect their rights under this Guaranty. NOTWITHSTANDING ANYTHING IN THIS GUARANTY TO THE CONTRARY, THE LIABILITY OF THE GUARANTOR HEREUNDER IS LIMITED TO THE RECOVERY AMOUNT (AS HEREINAFTER DEFINED) PLUS ALL EXPENSES HEREINBEFORE MENTIONED. THE TERM "RECOVERY AMOUNT" SHALL MEAN $12,500,000; PROVIDED, HOWEVER, THAT NOTWITHSTANDING THE FOREGOING, (i) UNLESS AND UNTIL ANY DEFAULT IN THE PAYMENT WHEN DUE (WHETHER BY LAPSE OF TIME, ACCELERATION OF OTHERWISE) OF ANY OF THE GUARANTEED OBLIGATIONS HAS OCCURRED AND IS CONTINUING IN WHOLE OR IN PART (A "PAYMENT DEFAULT") ON JULY 31, 1997, THE RECOVERY AMOUNT SHALL BE PERMANENTLY REDUCED, DOLLAR FOR DOLLAR, BY THE SUM OF (X) THE AGGREGATE PRINCIPAL AMOUNT OF ACCEPTABLE TAKE-OUT SECURITIES THERETOFORE ACTUALLY PURCHASED AND (Y) THE AGGREGATE PRINCIPAL AMOUNT OF ACCEPTABLE TAKE-OUT SECURITIES TO BE PURCHASED PURSUANT TO ACCEPTABLE COMMITMENTS THERETOFORE PROVIDED (IT BEING UNDERSTOOD NO FURTHER SUCH REDUCTION SHALL OCCUR 150 DAYS AFTER THE DATE OF ANY SUCH DEFAULT IN PAYMENT) AND (ii) IF THE RECOVERY AMOUNT IS REDUCED TO $0 AS A RESULT OF THE FOREGOING, THIS GUARANTY SHALL AUTOMATICALLY BE RELEASED AND OF NO FURTHER FORCE OR EFFECT. The term "ACCEPTABLE TAKE-OUT SECURITIES" shall mean any debt or equity securities to be issued by the Company via a public offering or private placement, in each case to the extent the Company provides the Agent and Required Banks assurances reasonably satisfactory to them that the proceeds of such issuance will be applied in reduction of the Guaranteed Obligations. The term "ACCEPTABLE COMMITMENT" shall mean a written firm commitment from a person, firm or corporation (which may be an affiliate of the Borrower) to purchase some or all of the Acceptable Take-Out Securities, provided (i) such purchaser is reasonably acceptable to the Agent and the Required Banks (which acceptance shall not be unreasonably withheld or delayed) and (ii) such commitment (A) constitutes a binding contract enforceable against such purchaser, (B) is subject to no contingencies other than a material disruption of the financial markets which impacts pricing or availability of securities in a material way and (C) is otherwise reasonably acceptable to the Agent and Required Banks as to form and substance (which acceptance shall not be unreasonably withheld or delayed).

    2. The Guarantor understands, agrees and confirms that this is a guaranty of payment when due and not of collection and that this Guaranty may be enforced up to the full amount of the Guaranteed Obligations (subject to Section 1 hereof) without proceeding against the


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Borrower, against any security for the Guaranteed Obligations, against any other guarantor or any other party or under any other guaranty covering the Guaranteed Obligations.

    3. The Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by the Agent or the Guaranteed Creditors against, and any other notice to, any party liable thereon (including the Guarantor or any other guarantor).

    4. The Guaranteed Creditors, or any of them as appropriate, may at any time and from time to time without the consent of, or notice to, the Guarantor, without incurring responsibility to the Guarantor, and without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

         (a) change the manner, place or terms of payment of, change or extend the time of payment of or renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

         (b) sell, exchange, release, surrender, realize upon, fail to perfect with respect to or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or any offset against such property;

         (c) release or fail to assert any claim or demand or exercise or refrain from exercising any rights against the Borrower, any other guarantor or others or otherwise act or refrain from acting;

         (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof (including any liability of any other guarantor of any such), and may subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any liability (whether due or not) of the Borrower;

         (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liability or liabilities of the Borrower remain unpaid; or

         (f) consent to or waive any breach of, or any act, omission or default under, the Credit Agreement, the Collateral Documents or any other instrument or document


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    related thereto (collectively, the "LOAN DOCUMENTS") or otherwise amend, modify or supplement any of the Loan Documents.

The Guarantor acknowledges that except to the extent (if any) that the Credit Agreement expressly requires otherwise, the Guaranteed Creditors shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Guaranteed Obligations (or any part thereof) and the Guarantor's liability hereunder as aforesaid, whether or not any one or more other guarantors of all or any portion of the Guaranteed Obligations shall then or thereafter pay any amount whatsoever by reason of their obligations on any other such guarantees. Without limiting the generality of the foregoing, except to the extent (if any) that the Credit Agreement expressly requires otherwise, the Guaranteed Creditors shall in no event have any obligation whatsoever to apply any payments and credits or marshal any collateral first to the Guaranteed Obligations and then to the indebtedness, obligations and liabilities of the Borrower under the Credit Agreement.

    5. No invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor or any guaranty thereof shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

    6. The Guarantor will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to the Guarantor against any person liable for payment of the Guaranteed Obligations, or as to any security therefor, unless and until the full amount owing to the Guaranteed Creditors on the Guaranteed Obligations has been paid and the Guarantor acknowledges that any payment by it of any amount pursuant to this Guaranty shall not in any wise entitle the Guarantor to any right, title or interest (whether by way of subrogation or otherwise) in and to any of the Guaranteed Obligations or any proceeds thereof or any security therefor unless and until the full amount owing to the Guaranteed Creditors on the Guaranteed Obligations has been paid and any commitment of the Banks to extend credit to the Borrower under the Credit Agreement shall have terminated.

    7. This Guaranty may be enforced by the Agent on behalf of the Guaranteed Creditors, or it may be enforced by the Guaranteed Creditors acting jointly. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Guaranteed Creditors and their successors and assigns. Any Guaranteed Creditor may, to the extent permitted by the Credit Agreement, sell, transfer or assign its rights in the Guaranteed Obligations held by it, or any part thereof, or grant participations therein; and in that event, each and every immediate and successive assignee or transferee of, or holder or participant in, all or any part of the Guaranteed Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, holder or participant as fully as if such assignee or transferee, holder or participant were herein by name specifically


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given such rights, powers and benefits; but each Guaranteed Creditor shall have an unimpaired right to enforce this Guaranty for its own benefit or for the benefit of any such participant as to so much of the Guaranteed Obligations that it has not sold, assigned or transferred.

    8. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated, except with the written consent of the Required Banks; provided, however, that no such agreement which releases the Guarantor from its liability hereunder for any of the Guaranteed Obligations shall be effective unless the same is embodied in a written instrument signed by all the Guaranteed Creditors.

    9. The Guarantor acknowledges that executed (or conformed) copies of the Credit Agreement have been made available to its principal executive officers and such officers are familiar with the contents thereof.

    10. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Guaranteed Creditor is hereby authorized at any time or from time to time, without notice to the Guarantor or to any other party, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Guaranteed Creditor to or for the credit or the account of the Guarantor, against and on account of the obligations and liabilities of the Guarantor under this Guaranty, irrespective of whether or not such Guaranteed Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

    11. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed, if to the Guarantor at 2001 Butterfield Road, Suite 1400, Downers Grove, Illinois 60515 and if to the Agent or any Bank, as provided in the Credit Agreement.

    12. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any Guaranteed Obligations and such Guaranteed Creditor repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such Guaranteed Creditor or any of its property or (b) any settlement or compromise of any such claim effected by such Guaranteed Creditor with any such claimant (including the Borrower) but not by reason of the gross negligence or willful misconduct of such Guaranteed Creditor, then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it provided the Guarantor has notice thereof, notwithstanding any revocation, return or destruction of this Guaranty or the Credit Agreement or any instrument evidencing any liability of the Borrower, and the Guarantor shall be and remain liable to such Guaranteed Creditor hereunder for the amount so repaid or recovered to


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the same extent as if such amount had never originally been received by the
Guaranteed Creditor.

    13. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower, or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against the Guaranteed Creditors shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

    14. The Guarantor hereby postpones, in the event of any enforcement hereof, all debts and liabilities of the Borrower to the Guarantor, both present and future, to the prior payment of the Guaranteed Obligations, and all moneys received by the Guarantor thereon shall be received in trust for the Agent and the Banks and shall be paid over to the Agent.

    15. The records of the Agent and each Bank as to the unpaid balance of the Guaranteed Obligations at any time and from time to time shall be prima facie evidence thereof without further or other proof for all purposes, including the enforcement of this Guaranty and any collateral therefor.

    16. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF ILLINOIS, IN WHICH STATE IT SHALL BE PERFORMED BY THE GUARANTOR.

    17. The Guarantor shall at all times and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular every such further act, deed, transfer, assignment, assurance, document and instrument as the Agent or any Bank may reasonably require for the better accomplishing and effectuating of this Guaranty and the provisions contained herein, and every officer of the Agent and the Banks and each of them are irrevocably appointed attorneys or attorney to execute in the name and on behalf of the Guarantor any document or instrument for the said purpose.

    18. In acting under or by virtue of this Guaranty, the Agent shall be entitled to all rights, authority, privileges and immunities provided in
Section 10 of the Credit Agreement, all of which provisions of said Section 10 are incorporated by reference herein with the same force and effect as if set forth herein.

    19. Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.

    IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


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                                            /s/ Steven Devick
                                            --------------------------
                                                Steven Devick





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